Exhibit 32.1

WRITTEN STATEMENT PURSUANT TO 18 U.S.C. SECTION 1350

The undersigned officers of Lions Gate Entertainment Corp. (the “Company”), pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, hereby certify that, to their knowledge:

(i) The annual report on Form 10-K for the year ended March 31, 2007 of the Company, as filed with the Securities and Exchange Commission (the “Report”), fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934; and

(ii) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/  Jon Feltheimer
Jon Feltheimer
Chief Executive Officer

Date: May 30, 2007

/s/  James Keegan
James Keegan
Chief Financial Officer

Date: May 30, 2007